UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest reported event): January 25, 2001


                             READY CAPITAL CORP.
          (Exact name of registrant as specified in its charter)

       New York                  33-24329-NY               13-3475609
   (State of other          (Commission File No.)        (IRS Employer
   jurisdiction of                                    Identification No.)
    incorporation)


c/o Bridge Ventures, Inc.
575 Lexington Avenue, New York, NY                 10022
(Address of Principal Executive Office)          (Zip Code)


Registrant's telephone number including area code (212) 572-0763


630 Third Avenue, New York, New York 10017
(Former address changed from last report)


Item 1. Change in Control

    On January 25, 2001, a closing occurred pursuant to a Stock Purchase Agreement by and between the former control persons of the registrant as sellers and Bridge Ventures, Inc. and Dutchess Foundation as purchasers, pursuant to which Bridge Ventures, Inc. and Dutchess Foundation acquired control of the registrant. The amount of consideration was $55,250.00 and the source thereof was the purchasers' cash on hand. The percentage holding of securities of the registrant now beneficially owned directly by the persons who acquired control is 55.6%. Control was purchased from the affiliated stockholders of the registrant- Jeannette Zametti, Irene Fascianella and Vincent R. Polimeni.

Item 5. Other Events

    On January 25, 2001 Jeannette Zametti, the sole director of the registrant resigned.

Item 7. Financial Statements and Exhibits

EXHIBITS

    Exhibits 1.  Stock Purchase Agreement

FINANCIAL STATEMENTS

    Financial statements of the registrant will be furnished by amendment to this Form 8-K within sixty (60) days.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             READY CAPITAL CORP.
                                             Registrant

                                             Harris Freedman
                                             Harris Freedman, Director

Dated:  February 7, 2001